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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


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               (Name of Registrant as Specified In Its Charter)

                       Pinnacle Oil International, Inc.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

August 31, 1998


To Our Stockholders:

We are pleased to invite you to attend the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Pinnacle Oil International, Inc. (the "Company"), to be held at 10:00 a.m., local time, on Tuesday, September 29, 1998, at the Sandman Hotel, located at 888 7th Avenue SW, Calgary, Alberta, Canada T2P 3J2.

In anticipation of the Annual Meeting, we are enclosing for your review a formal Notice of Annual Meeting, a Proxy Statement describing the business to come before the meeting, and a Proxy Card. We are also enclosing the Company's Registration Statement on Form 10 (Amendment No. 1) which became effective August 28, 1998, which provides additional current information relating to the Company and its business.

If you are a holder of record of the Company's Common Stock, par value $0.001, or of the Company's Series A Convertible Preferred Stock, par value $0.001, as of the close of business on August 25, 1998, you will be entitled to vote at the Annual Meeting. The principal purpose of the Annual Meeting, as more particularly described in the enclosed Proxy Statement, is (i) to elect directors to the Board to serve until the 1999 Annual Meeting of Stockholders, and (ii) to ratify the appointment of the Company's independent auditors for 1998. You should note that the Board of Directors of the Company unanimously recommends a vote for each of the nominated directors. Please note that we plan to conduct a short meeting to focus on these items, and related discussion. After that, we will provide time for your questions and comments.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. For that reason we request that you sign, date and promptly return the Proxy Card. A postage paid envelope is enclosed for your convenience in replying. If you decide to attend the Annual Meeting, and desire to vote your shares personally, you will of course have that opportunity.

We would like to express our appreciation for your continued interest in the affairs of the Company, and hope you can be with us at the Annual Meeting.

                                         Sincerely,


                                         R. Dirk Stinson
                                         President

                       PINNACLE OIL INTERNATIONAL, INC.
                        840 -- 7TH AVENUE SW, SUITE 750
                       CALGARY, ALBERTA, CANADA T2P 3G2

                            ----------------------


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 29, 1998

To the holders of Common Stock and the holders of Series A
Convertible Preferred Stock of Pinnacle Oil International, Inc.:

NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Pinnacle Oil International, Inc., a Nevada corporation (the "Company"), will be held at 10:00 a.m., local time, Tuesday, September 29, 1998, at the Sandman Hotel located at 888 7th Avenue SW, Calgary, Alberta, Canada T2P 3J2, to consider and to vote on the following matters as more fully described in the accompanying Proxy Statement:

1. To elect six directors, with such directors to serve until the Annual Meeting of Stockholders to be held in the year 1999;

2. To ratify the appointment of Deloitte & Touche as the Company's independent auditors for the fiscal year ended December 31, 1998; and

3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on August 25, 1998, as the record date (the "Record Date") for the determination of holders of record of the Company's Common Stock, par value $0.001 (the "Common Stock") and of the Company's Series A Convertible Preferred Stock par value $0.001 (the "Series A Preferred Stock"). While all holders of Common Stock and Series A Preferred Stock are invited to attend the Annual Meeting, only holders of record of Common Stock and Series A Preferred Stock as of the Record Date are entitled to notice of, and to vote at, the Annual Meeting, and any postponed or adjourned meetings thereof.

                                    By Order of the Board of Directors


                                    John M. Woodbury, Jr.,
                                    Secretary
Calgary, Alberta, Canada
August 31, 1998

                                   IMPORTANT

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. For that reason we request that you fill in, sign, date and promptly return the enclosed Proxy Card. A postage paid envelope is enclosed for your convenience in replying. If you return your Proxy Card, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

                       PINNACLE OIL INTERNATIONAL, INC.
                        840 -- 7TH AVENUE SW, SUITE 750
                       CALGARY, ALBERTA, CANADA T2P 3G2

                              ------------------


                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 29, 1998

                              ------------------


                                VOTING AND PROXY

GENERAL

This Proxy Statement and the accompanying Proxy Card are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Pinnacle Oil International, Inc. (the "Company") from (i) the holders (the "Common Stockholders") of the Company's common stock, par value $0.001 (the "Common Stock"), and (ii) the holders (the "Series A Preferred Stockholders") of the Company's Series A Convertible Preferred Stock, par value $0.001 (the "Series A Preferred Stock"), for use at the Company 1998 Annual Meeting of Stockholders (the "Annual Meeting"), and any postponed or adjourned meetings thereof. The Annual Meeting will be held at 10:00 a.m., local time, on Tuesday, September 29, 1998, at the Sandman Hotel located at 888 7th Avenue SW, Calgary, Alberta, Canada T2P 3J2.

PURPOSE OF ANNUAL MEETING

The purpose of the Annual Meeting is for the stockholders described below to consider and to vote on the following matters as more fully described in this Proxy Statement:

1. For the Common Stockholders to elect four directors to fill the four "Non-Series A Director" positions on the Board, with each of such directors to serve until the Annual Meeting of Stockholders to be held in the year 1999;

2. For the Series A Preferred Stockholders to elect one director to fill a "Mandatory Series A Director" position on the Board, and to elect a second director to fill an "Additional Series A Director" position on the Board (collectively referred to as the "Series A Directors"), with each of such directors to serve until the Annual Meeting of Stockholders to be held in the year 1999;

3. For the Common Stockholders to ratify the appointment of Deloitte & Touche as the Company's independent auditors for the fiscal year ended December 31, 1998; and

4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

For a complete discussion of the noted classification of the Board between Non-Series A Directors, Mandatory Series A Directors and Additional Series A Directors, see " Description of the Board of Directors" below and "Certain Relationships and Related Transactions" herein.

RECORD DATE AND VOTING SECURITIES

The close of business as of August 25, 1998 (the "Record Date") has been fixed as the date and time of determination as to which Common Stockholders and Series A Preferred Stockholders are entitled to notice of, and to attend and to vote, at the Annual Meeting. Each Common Stockholder as of the Record Date is entitled to one vote with respect to each share of Common Stock held by such holder with respect to (i) the election of each of the four Non-Series A Directors, (ii) the ratification of the appointment of Company's independent auditors for the fiscal year ended December 31, 1998; and (iii) any other matter properly coming before the meeting for which such holder has the right to vote. Each Series A Preferred Stock holder as of the Record Date is entitled to one vote with respect to each share of Series A Preferred Stock held by such holder with respect to (i) the election of each of the Mandatory Series A Director and of the Additional Series A Director; and (ii) any other matter properly coming before the meeting for which such holder has the right to vote. Stockholders are not entitled to cumulative voting. There were issued and outstanding as of the Record Date, 12,426,983 shares of Common Stock and 800,000 shares of Series A Preferred Stock. This Proxy Statement and the accompanying Proxy Card were mailed on or shortly after August 31, 1998, to all stockholders entitled to vote at the Annual Meeting.

The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor.

EFFECT OF PROXY; REVOCATION

If a stockholder properly executes, dates and timely returns his or her Proxy Card, the shares represented by such Proxy Card will be voted by the proxy holder designated on such Proxy Card (the "Proxy Holder") in accordance with the stockholder's directions noted thereon. If a stockholder properly executes, dates and timely returns his or her Proxy Card, but makes no specification thereon as to how to vote, the shares will be voted by the Proxy Holder as follows:

1. If the proxy relates to shares held by a holder of Common Stock, the proxy will be voted (i) "FOR" the election of each of the four Non-Series A Director nominees named on the Proxy Card, with such directors to serve until the Annual Meeting of Stockholders to be held in the year 1998, and
    (ii) "FOR" the ratification of the appointment of Deloitte & Touche as the Company's independent auditors for 1998.

2. If the proxy relates to shares held by a holder of Series A Preferred Stock, the proxy will be voted "FOR" the election of each of the Mandatory Series A Director nominee and Additional Series A Director nominee named on the Proxy Card, with each of such directors to serve until the Annual Meeting of Stockholders to be held in the year 1998.

Management expects that each of the director nominees will be available for election, however, in the event that any of them are not a candidate at the time of the Annual Meeting, the Proxy Card will, in situations where the Proxy Card is tendered without any specification thereon to vote, be voted by the Proxy Holder for the election of another nominee to be designated by the Board to fill any such vacancy.

A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company's Corporate Secretary at the Company's principal executive address referred to above, prior to the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The required quorum (the "Quorom") for the transaction of business at the Annual Meeting (i) with respect to the election of the Non-Series A Directors and the ratification of the independent auditors, is a majority of the shares of Common Stock issued and outstanding on the Record Date, and (ii) with respect to the election of the Series A Directors, is a majority of the shares of Series A Preferred Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" with respect to any matter shall be treated as being present at the Annual Meeting for purposes of establishing the Quorum, however, only shares voted "FOR" or "AGAINST" will be treated as shares "represented and voting" (the "Votes Cast") with respect to any proposal or other matter voted upon at the Annual Meeting. Accordingly, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the Quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal or other matter voted upon.

                                PROPOSAL NO. 1

                      ELECTION OF NON-SERIES A DIRECTORS

Four Non-Series A Directors are to be elected by the Common Stockholders as directors on the Board at the Annual Meeting, and to hold office until the Annual Meeting of Stockholders to be held in the year 1999, and until their respective successors are elected and qualified. The Board has nominated Messrs. George Liszicasz, R. Dirk Stinson and Lorne W. Carson, each of whom are presently serving as a Non-Series A Director, for re-election to three of these positions. The Board has also nominated Mr. Dennis R. Hunter to fill the fourth Non-Series A Director position.

The designated Proxy Holders will vote each proxy received by them from the Common Stockholders as directed on their Proxy Cards or, if no direction is made, for Messrs. Liszicasz, Stinson, Carson and Hunter. If any of such nominees should be unable or unwilling to serve, the discretionary authority granted to the Proxy Holders as provided in the Proxy Card will be exercised to vote for a substitute nominee designated by the Board. The Board has no reason to believe that any substitute nominee will be required.

The four nominees receiving the highest number of Votes Cast will be elected to fill the four Non-Series A Director positions. The proxies cannot be voted for more than four nominees. Common Stockholders who would like to nominate a different Non-Series A Director for election at the Annual Meeting may do so by delivering to the Secretary of the Company, no later than fourteen (14) days before the Annual Meeting, a notice setting forth: (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and
(iii) the number of shares of stock of the Company which are beneficially owned by such nominee. No person may be elected as a Non-Series A Director unless he or she has been nominated by a holder of Common Stock in the manner just described or by the Board.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MESSRS. LISZICASZ, STINSON, CARSON AND HUNTER AS THE FOUR NON-SERIES A DIRECTORS FOR THE COMPANY. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS THE COMMON STOCKHOLDER TENDERING THE PROXY SPECIFIES OTHERWISE.

                                PROPOSAL NO. 2

                        ELECTION OF SERIES A DIRECTORS

One Mandatory Series A Director and one Additional Series A Director are to be elected by the Series A Preferred Stockholders as directors on the Board at the Annual Meeting, and to hold office until the Annual Meeting of Stockholders to be held in the year 1999, and until their respective successors are elected and qualified. The Board has nominated Messrs. Jon E.M. Jacoby and K. Rick Turner, the currently serving Mandatory Series A Director and Additional Series A Director, respectively, for re-election to these positions.

The designated Proxy Holders will vote each proxy received by them from the Series A Preferred Stockholders as directed on their Proxy Cards or, if no direction is made, for Messrs. Jacoby and Turner. If any of such nominees should be unable or unwilling to serve, the discretionary authority provided in the Proxy Card will be exercised to vote for a substitute nominee designated by the Board. The Board has no reason to believe that any substitute nominee will be required.

The nominee for each Series A Director position receiving the highest number of Votes Cast for such position will be elected to fill such Series A Director position. The proxies cannot be voted for more than one nominee for the Mandatory Series A Director position and one nominee for the Additional Series A Director position. Series A Preferred Stockholders who would like to nominate a different Mandatory Series A Director and/or Additional Series A Director for election at the Annual Meeting may do so by delivering to the Secretary of the Company, no later than fourteen (14) days before the Annual Meeting, a notice setting forth: (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by such nominee. No person may be elected as a Non-Series A Director unless he or she has been nominated by a holder of the Series A Preferred Stock in the manner just described or by the Board. Note that any nominee for a Series A Director position must, pursuant to the terms of the Company's Articles of Incorporation, also be reasonably acceptable to the Non-Series A Directors. See " Description of the Board of Directors" below.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MR. JACOBY AS THE MANDATORY SERIES A DIRECTOR FOR THE COMPANY AND "FOR" THE ELECTION OF MR. TURNER AS THE ADDITIONAL SERIES A DIRECTOR FOR THE COMPANY. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS THE SERIES A PREFERRED STOCKHOLDER TENDERING THE PROXY SPECIFIES OTHERWISE.

                                PROPOSAL NO. 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board has recommended, and the Board has approved, the appointment of Deloitte & Touche as the Company's independent auditors for its 1998 fiscal year, and such appointment is being presented to the Common Stockholders for ratification. Deloitte & Touche served as the Company's independent auditors for the 1997 fiscal year. The Company expects a representative of Deloitte & Touche to attend the Annual Meeting, and such representative will have the opportunity to make a statement if he or she desires to do so. Such representative will also be available to answer any questions any stockholder may have.

If the Common Stockholders do not ratify the appointment of Deloitte & Touche as the Company's independent auditors for its 1998 fiscal year, the Audit Committee will seek other accountants. However, because of the difficulty and expense of making any change in independent auditors so long after the beginning of the current year, it is likely that the appointment would stand for the 1998 fiscal year unless the Audit Committee found other good reason to make a change.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR"" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS FOR ITS 1998 FISCAL YEAR. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS THE HOLDER OF COMMON STOCK TENDERING THE PROXY SPECIFIES OTHERWISE.

                                PROPOSAL NO. 4

                                 OTHER MATTERS

The enclosed Proxy Card gives the Proxy Holder discretionary authority to vote the shares held by the stockholder tendering the proxy in accordance with the Proxy Holder's best judgment with respect to all additional matters which might come before the Annual Meeting. In addition to the scheduled items of business, the Annual Meeting may consider stockholder proposals omitted from this Proxy Statement and the enclosed Proxy Card pursuant to the Proxy Rules of the Securities and Exchange Commission and matters related to the conduct of the Annual Meeting. At the date of mailing of this Proxy Statement, the Board was not aware of any other matter which would be presented for action before the Annual Meeting.

                     DESCRIPTION OF THE BOARD OF DIRECTORS

The Company's Bylaws permit the Board to fix the number of the authorized members of the Board from three to eleven. At present, the Board consists of six members, of which four members consist of "Non-Series A Directors" appointed by the Common Stockholders, and the remaining two members consist of a "Mandatory Series A Director" and an "Additional Series A Director" appointed by the Series A Preferred Stockholders. This classification of the Board was effectuated pursuant to an amendment to the Company's Articles of Incorporation made in connection with the sale of 800,000 shares of Series A Preferred Stock and Warrants to purchase 200,000 shares of Common Stock in April 1998.

Specifically, the Articles of Incorporation, as amended, provide that the Common Stockholders retain the exclusive right to elect the Company's directors (the "Non-Series A Directors"), unless there are 400,000 or more shares of Series A Preferred Stock outstanding, in which case the Series A Preferred Stockholders shall have the right to appoint one or more additional directors (the "Mandatory Series A Directors. The number of Mandatory Series A Directors which the Series A Preferred Stockholders may elect under such circumstances would, when aggregated with the number of Non-Series A Directors, equal one-sixth of such
                                                            ---------
aggregated number of directors (or such minimum whole number in excess of one-sixth in the event such number of aggregated directors is not a multiple of six).

The Articles of Incorporation also give the Board the authority, in its sole discretion and without any obligation to do so, to grant to the Series A Preferred Stockholders a discretionary right to appoint one or more additional directors (the "Additional Series A Directors"). The Non-Series A Directors reserve the right, at any time and for any reason, to reduce or eliminate any previously authorized Additional Series A Director position.

The Articles of Incorporation specifically provide that the Common Stockholders shall have no right to vote for the Mandatory Series A Directors, and the Series A Preferred Stockholders shall have no right to vote for the Non-Series A Directors. The removal of any Mandatory Series A Directors shall require only the affirmative vote of holders of a majority of the then outstanding shares of the Series A Preferred Stock. The vacancy of any Mandatory Series A Director position from whatever cause, shall require only the affirmative vote of holders of a majority of the then outstanding shares of the Series A Preferred Stock.

The nominees of the Series A Preferred Stockholders for the Mandatory Series A Director and the Additional Series A Director positions must be persons reasonably acceptable to the then serving Non-Series A Directors. Any Additional Series A Director position created is not aggregated with the Non-Series A Directors for purposes of determining the number of Mandatory Series A Directors the Series A Preferred Stockholders may elect.

                   BUSINESS EXPERIENCE OF DIRECTOR NOMINEES

GEORGE LISZICASZ, CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND NON-SERIES A DIRECTOR NOMINEE

Mr. George Liszicasz, age 44, is the Chief Executive Officer and a director of the Company and its two subsidiaries, Pinnacle Oil Inc. and Pinnacle Oil Canada Inc. Mr. Liszicasz has been the CEO and a director of the Company since February 23, 1996. Over the past five years Mr. Liszicasz has concentrated his efforts on the development and testing of various geophysical technologies. During the course of this development work he as acquired a working knowledge of the oil exploration and drilling business. Mr. Liszicasz studied electronics and general sciences in Hungary and at the University of British Columbia. In 1983, he worked on several innovations in the design of high power laser systems and a root-canal laser treatment system in the field of dentistry. In addition, Mr. Liszicasz has participated in the invention of numerous products, including electronic monitoring devices, geophysical instruments, and a new pyroelectric material. His interest in "unconventional energy phenomena" and Quantum Mechanics lead to the development of the Stress Field Detector. From 1987 to 1995, Mr. Liszicasz was President of Owl Industries Ltd., a developer of electronic controlling devices, where he had both engineering and business responsibilities.

R. DIRK STINSON, PRESIDENT AND NON-SERIES A DIRECTOR NOMINEE

Mr. Stinson, age 45, has been the President and a director of the Company since February 23, 1996. Mr. Stinson also holds these positions the Company's two subsidiaries, Pinnacle Oil Inc. and Pinnacle Oil Canada Inc. During the past 20 years Mr. Stinson has worked as a business management consultant and entrepreneur. Mr. Stinson spent 10 years in Hawaii, building and managing a number of businesses, including Commercial Energy Systems, Inc., an alternative energy business that was acquired by Pacific Resources, Inc. Mr. Stinson remained with Pacific Resources under a two-year contract as manager of the Industrial and Commercial division of PRI Energy Systems. From 1985 through 1990 Mr. Stinson continued to exclusively represent Wartsila Diesel Inc. in Hawaii, one of the world's largest manufacturers of medium speed diesels. Before leaving Hawaii he worked for several years as Director of Marketing for Pacific Marine, a private shipyard company with diversified subsidiaries in hazardous waste management, asbestos abatement, ultra-high pressure water jetting, and specialty concrete finishing. Mr. Stinson moved to British Columbia, Canada in 1990. Mr. Stinson worked in the automobile industry primarily in the fleet and lease sales, and as fleet and lease manager for a Nissan dealership. From 1992 to 1994, Mr. Stinson worked as a sales executive for Premier Plastics Ltd. and Century Plastics Ltd. and in 1995, Mr. Stinson became the President of EIC-Energy Interface Corporation in Vancouver, British Columbia, Canada, a wholly-owned subsidiary of International Parkside Products, Inc., a public company trading on the Vancouver Stock Exchange. Mr. Stinson studied Communication Arts at the Southern Alberta Institute of Technology.

LORNE W. CARSON, NON SERIES-A DIRECTOR NOMINEE

Mr. Carson, age 44, has been retained as Canadian counsel for the Company and its predecessors since November of 1995, and has served as a director of the Company since March of 1998. Mr. Carson is currently a partner at Bennett Jones Verchere, a law firm whose head office is located in Calgary, Alberta, and has been employed there since 1980. His area of specialty is natural resource and energy law, with particular focus on oil and gas ventures and energy financing. Mr. Carson is a member of the Association of Professional

Engineers of British Columbia and the Law Society of Alberta. In addition to the Company, Mr. Carson serves as a director of Hunting Chase, Inc. and Hunting Oilfield Services Canada Holdings Inc., subsidiaries of Hunting Group, an international oilfield service company. Mr. Carson received a Bachelor of Science in Mining and Engineering from Queens University in 1975 and an LL.B. from the University of Victoria in 1980.

DENNIS R. HUNTER, NON SERIES-A DIRECTOR NOMINEE

Mr. Dennis R. Hunter, age 56, splits his time equally between private investment activities and real estate development and management. Since 1973, Mr. Hunter has been President and Chairman of the Board of Investment Development Management Corporation, which acquires, constructs, manages, develops and sells properties in California, Oregon and Nevada. Mr. Hunter has been Chairman of the Board since 1992, and Vice Chairman of the Board from 1984, of Northern Empire Bancshares, a holding company of Sonoma National Bank, of which Mr. Hunter was a founder in 1982 and has been Vice Chairman of the Board since 1984. Mr. Hunter has also been a director since 1988 of Northbay Corporation, a private holding company in the solid waste industry with 35 companies in solid waste hauling, transfer stations, portable toilets, land fill operations and real property ownership. Mr. Hunter is also the trustee and an investment strategist for five charitable remainder trusts collectively holding over $30 million in net assets. Mr. Hunter received his Bachelors of Arts degree in Economics from California State University Sacramento.

JON E.M. JACOBY; MANDATORY SERIES A DIRECTOR NOMINEE

Mr. Jon E.M. Jacoby, age 60, has been a director of the Company since April of 1998. Mr. Jacoby is a director and an Executive Vice President of Stephens Group, Inc., a private company headquartered in Little Rock, Arkansas, which invests primarily in media, telecommunications, energy and investment banking companies. Mr. Jacoby is a Senior Executive Vice President of Stephens Inc., an investment banking firm also located in Little Rock, Arkansas, and an affiliate of Stephens Group, Inc., where he has been employed since 1963. He received his Bachelor of Science degree from the University of Notre Dame and his Master in Business Administration from Harvard Business School. He is a director of Delta & Pine Land Company, Medicus Systems, Inc., Beverly Enterprises Inc., and Power One Inc.

K. RICK TURNER; ADDITIONAL SERIES A DIRECTOR NOMINEE

Mr. Turner, age, 40, has been Vice President since 1993, and from 1990 to 1993 Assistant to the Chairman, of Stephens Group, Inc., a private company headquartered in Little Rock, Arkansas, which invests primarily in media, telecommunications, energy and investment banking companies. Since his original employment with Stephens Group, Inc. in 1983, Mr. Turner has also been an officer of various affiliates of Stephens Group, Inc. Mr. Turner received his Bachelor of Science degree from the University of Arkansas and is a Certified Public Accountant.

                      MEETINGS OF THE BOARD OF DIRECTORS

The Board held five meetings during the 1997 fiscal year. No director attended less than 75% of the total number of meetings of the Board.

The Board had no established committees in 1997. In July 1998, the Board established an Audit Committee comprised of Messrs. Carson, Turner and Andrew F. Pollet (a former director whose position on such committee will be replaced by Mr. Hunter if elected to the Board), and a Compensation Committee comprised of Messrs. Carson and Turner.

The Audit Committee's duties include recommending to the Board the engagement of the Company's independent auditors, reviewing the results of the auditor's examination of the Company's periodic financial statements, and determining the independence of such accountants. The Compensation Committee reviews and makes recommendations with respect to compensation of officers and directors of the Company, and also administers the Company's stock plan.

                           COMPENSATION OF DIRECTORS

The Company does not currently provide any monetary compensation to the members of the Board with respect to the provision of their services as directors, although in fiscal 1997 the Company provided non-monetary compensation in the form of options to certain of its Non-Series A Directors and certain of the directors of its subsidiaries. Specifically, on May 12, 1997 the Company granted non-qualified stock options to purchase 45,000 shares of Common Stock to Mr. Andrew F. Pollet, a former director, for the period of service as a director beginning in May 1997 and ending in May 2000, and on May 20, 1998 the Company granted, to each of Messrs. Liszicasz and Stinson, non-qualified stock options to purchase 45,000 shares of Common Stock for the period of service as directors beginning in May 1997 and ending in May 2000. In March 1998, the Company granted non-qualified stock options to purchase 45,000 shares of Common Stock to Mr. Carson for the period of service as a director beginning in March 1998 and ending in March 2001. The Company also granted, on May 12, 1997, options to purchase 30,000 shares of Common Stock to Mr. Clive Boulton, in his capacity as a director of the Company's subsidiary, Pinnacle Oil Canada Inc., for the period of service as a director beginning in May 1997 and ending in May 2000.

The exercise price for the options were $5.25 per share with respect to the options granted to Messrs. Liszicasz and Stinson, $5.81 per share with respect to the options granted to Mr. Pollet and Boulton, and $8.31 with respect to the options granted to Mr. Carson, all of which prices corresponded with the trading price of the Common Stock as of the respective dates of grant. All of the options are subject to vesting conditions based upon continued performance of services as a director, pursuant to which one-third of the granted options vested on the date of grant, and one-third of the granted options would prospectively vest on each of the first and second anniversaries of the date of grant, respectively.

Each vested increment of the noted options expires five years from date of vesting, except that vested options expire, if earlier, one year after the date on which a director's service is terminated. Unvested options immediately terminate in the event of the termination of a director's service on the Board; provided, however, that unvested options immediately vest upon the occurrence of any of the following events: (i) if such termination is due to the failure or refusal of the Company, without cause, to nominate the director for re-election to the Board; (ii) the failure of the Company's stockholders to re-elect the director to the Board; (iii) the sale or disposition by the Company of substantially all of its business or assets; (iv) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company to any group other than the present stockholders of the Company;
(v) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company to any group other than the present stockholders of the Company; or (vi) the dissolution or liquidation of the Company. Should a director exercise an option, the Company reserves the right, in its sole discretion, to allow the director to pay for the option shares by cash, stock, or the provision of a full recourse promissory note, bearing interest at a rate that precludes the imposition of interest under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and secured by such security as prescribed by the Board.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board had no established compensation committee in fiscal 1997. During fiscal 1997, the only decisions by the Board relating to the compensation of an executive officer of the Company who is also serving as a director of the Company (an "executive officer-director") was to approve, in April 1997, compensation payable to Messrs. Liszicasz and Stinson in their capacities as Chief Executive Officer and President, respectively, and the terms of their respective employment agreements. Although Messrs. Liszicasz and Stinson were present during such deliberations, they abstained from voting thereon, and the remaining member of the Board, Mr. Terrence Dunne, approved the executive compensation payable to each of Messrs. Liszicasz and Stinson and the terms of their respective employment agreements.

None of Messrs. Liszicasz, Stinson and Dunne, the executive officer-directors of the Company during fiscal 1997, served on the Board or compensation committee (or any other board committee performing equivalent functions) of any other entity, one of whose executive officers served as a director of the Company during fiscal 1997.

                   BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

GEORGE LISZICASZ, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS

See "Business Experience of Director Nominees," above.

R. DIRK STINSON, PRESIDENT

See "Business Experience of Director Nominees," above.

JOHN M. WOODBURY, JR., SECRETARY AND INTERIM CHIEF FINANCIAL OFFICER

Mr. Woodbury, age 43, has served as Secretary, Treasurer and a director of the Company since July 1998. From September 1992 to May 1998, Mr. Woodbury was a principal, and from February 1986 until August 1992, an associate, of Pollet & Woodbury and its predecessor law firms located in Los Angeles, California. Mr. Woodbury holds a Juris Doctor degree from Southwestern University School of Law, a Masters of Law degree in Taxation from the University of Florida, and a Bachelor of Science degree in Accounting from California State University at Northridge.

       BENEFICIAL OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of August 25, 1998, certain information with respect to the amount and nature of shares of Common Stock beneficially owned by: (i) each current director as of such date; (ii) each nominee for director of the Company; (iii) each person who is an executive officer of the Company;
(iv) each person who is a beneficial owner of more than 5% of the Company's outstanding stock; and (v) the group comprised of the current directors, director nominees and executive officers. The term "executive officer" is defined as the President, Secretary, Treasurer, any vice-president in charge of a principal business function (such as sales, administration or finance), or any other person who performs similar policy making functions for the Company.

                                                        AMOUNT AND NATURE OF
                                                      BENEFICIAL OWNERSHIP OF
NAME(1)                                                 COMMON STOCK (2)(3)                         PERCENTAGE(2)(3)
----------------------------                        ----------------------------                  -------------------
George Liszicasz(4)(5)(6)(7)............                     5,209,732(8)                               42.1%(8)
R. Dirk Stinson(4)(5)(6)(7).............                     3,437,261(9)                               27.8%(9)
Lorne W. Carson(4)(5)...................                        19,500(10)                                 * (10)
Jon E.M. Jacoby(4)(5)...................                        78,834(11)                                 * (11)
K. Rick Turner(4)(5)....................                        11,893(12)                                 * (12)
Dennis R. Hunter(5).....................                       171,200                                   1.4%
John M. Woodbury, Jr.(6)................                        10,409(13)                                 * (13)
SFD Investment, LLC(7)..................                     1,000,000(14)                               7.9%(14)
Current directors, director nominees
 and executive officers, as a group.....                     8,998,829                                  71.9%

______________________________

 *   Less than 1%.
(1) The business address of each person named is c/o Pinnacle Oil International, Inc., 840--7th Avenue SW, Suite 750, Calgary, Alberta, Canada T2P 3G2.
(2) Based on 12,426,983 shares of Common Stock outstanding on the transfer records as of August 25, 1998.
(3) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.
(4)  Current director
(5)  Director nominee
(6)  Executive Officer
(7)  5% Stockholder
(8) Includes (i) 1,000 shares of Common Stock held by RRSP, and (ii) 30,000 shares issuable upon exercise of exercisable director's options (See "Compensation of Directors").
(9) Includes 30,000 shares issuable upon exercise of exercisable director's options (see "Compensation of Directors").
(10) Includes 15,000 shares issuable upon exercise of exercisable director's options (see "Compensation of Directors").
(11) Includes 62,667 shares of Series A Preferred Stock convertible to 62,667 shares of Common Stock, and 16,167 warrants convertible to 16,167 shares of Common Stock, attributed to an indirect 8.83% membership interest in SFD Investment LLC (see "Certain Relationships and Related Transactions").
(12) Includes 9,066 shares of Series A Preferred Stock convertible to 9,066 shares of Common Stock, and 2,267 warrants convertible to 2,267 shares of Common Stock, attributed to an indirect 1.133% membership interest in SFD Investment LLC (see "Certain Relationships and Related Transactions").
(13) Includes (i) 10,025 shares held in 401(k) and IRA retirement accounts, and
     (ii) 384 shares held in spouse's IRA retirement account.
(14) Includes (i) 800,000 shares of Series A Convertible Preferred Stock presently convertible into 800,000 shares of Common Stock, and (ii) 200,000 shares of Common Stock issuable upon exercise of 200,000 Warrants (see "Certain Relationships and Related Transactions").

                              SUMMARY COMPENSATION

The following table shows the compensation paid over the past three fiscal years with respect to the following persons (collectively, the "Named Executive Officers"): (i) the Company's Chief Executive Officer as of the end of the 1997 fiscal year; (ii) the four other most highly compensated executive officers (if any), in terms of salary and bonus, serving at the end of the 1997 fiscal year whose annual salary and bonus exceeded $100,000 in the aggregate; and (iii) up to two additional individuals (if any) who would be in category (ii) but for the fact that such individuals were not serving as an executive officer of the Company at the end of the 1997 fiscal year.


                                                                              LONG TERM COMPENSATION
                                                                  -----------------------------------------------
                                     ANNUAL COMPENSATION                        AWARDS                  PAYOUTS
                               --------------------------------   -------------------------------   -------------
                                                                                   SECURITIES
                                                                                   UNDERLYING            LONG
                                                       OTHER                        OPTIONS              TERM            ALL
NAME                                                   ANNUAL     RESTRICTED        & STOCK            INCENTIVE        OTHER
AND                                                    COMPEN-      STOCK         APPRECIATION           PLAN          COMPEN-
PRINCIPAL                         SALARY     BONUS     SATION       AWARDS           RIGHTS             PAYOUTS        SATION
POSITION                YEAR       ($)        ($)      ($)(1)        ($)             (#)(2)               ($)            ($)
--------------------   ------   ----------   -----    ---------   ---------      ----------------     ----------     ----------
George Liszicasz        1997      76,250       ---       ---         ---            45,000(4)             ---             ---
Chief Executive         1996      47,536(3)    ---       ---         ---               ---                ---           9,000(5)
Officer                 1995         ---       ---       ---         ---               ---                ---          18,000(5)

R. Dirk Stinson         1997      76,250       ---       ---         ---            45,000(4)             ---             ---
President               1996      47,536(3)    ---       ---         ---               ---                ---           9,000(5)
                        1995         ---       ---       ---         ---               ---                ---          18,000(5)

______________________________
(1) Includes, among other things, perquisites and other personal benefits, securities or property which, in the aggregate, exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for such fiscal year
(2)  No stock appreciation rights were granted in 1995 through 1997.
(3) Reflects Cdn. $65,034 received by the Named Executive Officer as salary for the period March 1, 1996 to December 31, 1996.
(4) Options granted to the Named Executive Officer in his capacity as a director. See "Compensation of Directors" and "Options and SAR Grants in the 1997 Fiscal Year," herein.
(5) Reflects $27,000 received by the Named Executive Officer as consulting fees from Pinnacle Oil, Inc. for the period September 1, 1995 to February 29, 1996.

                  OPTION & SAR GRANTS IN THE 1997 FISCAL YEAR

The following table provides certain information with respect to individual grants of stock options and/or stock appreciation rights in the 1997 fiscal year to each of the Named Executive Officers:


                                                                                                  POTENTIAL REALIZABLE VALUE
                                                                                                  AT ASSUMED ANNUAL RATES OF
                                                                                                   STOCK PRICE APPRECIATION
                                            INDIVIDUAL GRANTS                                         FOR OPTION TERM(1)
                       ------------------------------------------------------------------------   --------------------------
                            NUMBER OF
                           SECURITIES           % OF TOTAL          EXERCISE
                           UNDERLYING           OPTIONS/SARS         OR BASE
                           OPTIONS/SARS          GRANTED TO         PRICE PER
                             GRANTED            EMPLOYEES IN          SHARE       EXPIRATION            5%             10%
NAME                         (#)(2)             FISCAL YEAR (3)        ($)           DATE              ($)             ($)
-------------------    -----------------     -------------------    ---------    --------------   ------------  ------------

George Liszicasz           45,000(4)                50%                5.25      2002 - 2004(4)      $316,850     $419,800

R. Dirk Stinson            45,000(4)                50%                5.25      2002 - 2004(4)      $332.427     $460,384

__________________________
(1) The potential realizable dollar value of any given option is the difference between (i) the fair market value of the stock underlying such option as of the date of grant, adjusted to reflect hypothetical 5% and 10% annual growth rates {simple interest} from the date of grant of such option until the expiration date of such option, and (ii) the exercise price for such option. The 5% and 10% are hypothetical growth rates prescribed by the Securities and Exchange Commission for illustration purposes only, and are not a forecast or prediction as to future stock prices. The actual amount that a Named Executive Officer may realize will depend on various factors on the date the option is exercised, so there is no assurance that the value realized by a Named Executive Officer will be at or near the value set forth above in the chart.
(2) No SARs were granted to any Named Executive Officers in the 1997 fiscal year.
(3) The numerator in calculating this percentage includes options granted to each Named Executive Officer in his capacity both as an officer (employee) and, if applicable, as a director. The denominator in calculating this percentage is 90,000, which represents options granted to all of the employees of the Company, including the Named Executive Officers, including, if applicable, grants of options attributable to their capacities as directors.
(4) Non-qualified stock options granted in connection with serving on the Board. The right to exercise 15,000, 15,000 and 15,000 of the underlying option shares expire on May 20, 2002, 2003 and 2004, respectively. See "Compensation of Directors" herein.

              OPTION & SAR EXERCISES IN THE 1997 FISCAL YEAR AND
                    OPTIONS & SARS AT 1997 FISCAL YEAR END

The following table provides certain information with respect to the Named Executive Officers concerning: (i) options exercised in fiscal 1997; and (ii) the number and value of unexercised options as of the 1997 fiscal year end:


                                                                                                   VALUE OF
                                                                         NUMBER OF               UNEXERCISED
                                                                        UNEXERCISED              IN-THE-MONEY
                                                                        OPTIONS/SARS           OPTIONS/SARS AT
                                                                     AT FISCAL YEAR END        FISCAL YEAR END
                                     SHARES                                 ---                      ---
                                    ACQUIRED           VALUE            EXERCISABLE/             EXERCISABLE/
                                  ON EXERCISE         REALIZED         UNEXERCISABLE            UNEXERCISABLE
NAME                                 (#)(1)            ($)(2)              (#)(1)                 ($)(1)(3)
-----------------              ----------------     ------------     ------------------      --------------------
George Liszicasz                     ---               ---           15,000 / 30,000(4)        $69,375 / $138,750

R. Dirk Stinson                      ---               ---           15,000 / 30,000(4)        $69,375 / $138,750

__________________________
(1) No SARs were exercised by any Named Executive Officer in 1997, nor did any Named Executive Officer hold any unexercised SARs at the end of the 1997 fiscal year.
(2) The dollar amount shown represents the difference between the fair market value of the Common Stock underlying the options as of the date of exercise and the option exercise price.
(3) The dollar value provided represents the cumulative difference in the fair market value of the Common Stock underlying all in-the-money options as of the last day of the 1997 fiscal year and the exercise prices for such options. Options are "in-the-money" if the fair market value of the underlying Common Stock as of the last day of the 1997 fiscal year exceeds the exercise price of such options. The fair market value of the Common Stock for purposes of this calculation is $9.875, based upon the closing price for the Company's stock as quoted on the NASD Electronic Bulleting Board on December 31, 1997, the last day of the Company's 1997 fiscal year.
(5) Non-qualified stock options to purchase 45,000 shares of Common Stock granted in connection with serving on the Board, of which 15,000 shares vested on May 20, 1997, and 15,000 and 15,000 shares will vest on May 20, 1998 and 1999, respectively. See "Compensation of Directors" above for a discussion of the terms of these stock options.

              EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

In April, 1997, the Company entered into employment agreements with each of Messrs. Liszicasz and Stinson. The economic terms of the employment agreements are substantially identical, although Mr. Liszicasz serves as Chief Executive Officer and Mr. Stinson serves as President of the Company. Under the agreements, Messrs. Liszicasz and Stinson perform responsibilities for the Company and its subsidiaries, as determined by the Board.

Under their respective employment agreements, each of Messrs. Liszicasz and Stinson will receive (i) a 1998 base salary of US $10,000 per month, subject to annual increases of 5%; (ii) an annual bonus equal to 5% of the "net income" of the Company (as defined in the agreements); and (iii) an annual performance bonus, in the sole discretion of the Board. In addition to the noted compensation, the employment agreements provide that each of Messrs. Liszicasz and Stinson will receive certain perquisites, including but not limited to an automobile allowance, cellular telephone, relocation allowance, expense reimbursements, vacation and health insurance.

The initial term of each employment agreement will expire on December 3, 2002, subject to earlier termination in accordance with the terms of the agreements. After the initial term, each of the employment agreements will renew automatically for successive one year terms, unless (i) either party elects by a written, 60-day notice not to renew; or (ii) the agreement is terminated earlier in accordance with its terms.

Each of the employment agreements for Messrs. Liszicasz and Stinson provides for early termination in the case of (i) death or disability; (ii) a "Change in Control" of the Company (as defined in the agreements); (iii) termination by the Company for "Cause" (as defined in the agreements); and (iv) termination by the Executive for "Good Reason" (as defined in the agreements). In general, where a termination is for death, disability, "Cause" or by the Executive without "Good Reason," the Executive's compensation allowances and benefits will accrue only through the effective date of the termination. However, and again in general, where a termination is due to a "Change in Control," without "Cause," or by the Executive for "Good Reason," the Employment Agreements provide that the Company will pay compensation and certain allowances and benefits to the Executive through the end of the then applicable term.

Under the employment agreements a "Change in Control" means (i) an acquisition whereby immediately after such acquisition, a person holds beneficial ownership of more than 50% of the total combined voting power of the Company's then outstanding voting securities; (ii) if in any period of three consecutive years after the date of the employment agreements, the then incumbent board, ceases to constitute a majority of the Board for reasons other than voluntary resignation, refusal by one or more Board members to stand for election, or removal of one or more Board member for good cause; or (iii) the Board or the stockholders of the Company approve (A) a merger, consolidation or reorganization; (B) a complete liquidation or dissolution of the Company; or (C) the agreement for the sale or other disposition of all or substantially all of the assets of the Company (a "Sale").

As noted above, if termination is attributable to a Change in Control, the employment agreements provide that the Company will pay compensation and certain allowances and benefits through the end of the then applicable term. In addition, if both (i) the termination is directly or indirectly attributable to a Sale, and (ii) the Sale is approved by a "disinterested" majority of the Board (as defined in the Nevada Revised Statutes), then the Company will pay to each Executive 2% of the total consideration received by the Company in connection with the Sale.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The following is the report from the Compensation Committee of the Board, which is comprised of two of the independent directors of the Company. The Compensation Committee, which was established in July 1998, reviews and makes recommendations with respect to compensation of officers and directors of the Company, and also administers the Company's stock plan. This report discusses
(i) the rationale for compensation payable under their employment agreements to Messrs. Liszicasz and Stinson, the Chief Executive Officer and President of the Company, respectively, who were the only executive officers to receive compensation in fiscal 1997; and (ii) the future compensation considerations or policies for executive officers and key specialists as recently established by the Compensation Committee following its formation. It should be noted that the compensation packages for Messrs. Liszicasz and Stinson were approved by the Board during fiscal 1997, and before the formation of this Compensation Committee, and the discussion below relative to those matters reflects the considerations by the Board at such time as understood by the Compensation Committee.

                      REPORT OF THE COMPENSATION COMMITTEE

COMPENSATION TO MESSRS. LISZICASZ AND STINSON

The compensation afforded to Messrs. Liszicasz and Stinson pursuant to their respective employment agreements was predicated on their unique and critical roles in developing the business of the Company. Mr. Liszicasz, the Chief Executive Officer of the Company, is the inventor of the SFD Technology, and has developed the SFD Survey System as well as the methodologies used to interpret the SFD Data. Mr. Stinson, the President of the Company, has been responsible for the overall management of, and strategic planning for, the Company, from the inception stage through the development stage. The services of each of Messrs. Liszicasz and Stinson have been, and will continue to be, critical to the development of the Company, and the loss of either such executive officer could have a material adverse affect on the business, operations and financial condition of the Company.

Under their respective employment agreements, each of Messrs. Liszicasz and Stinson will receive (i) a 1998 base salary of $10,000 per month, subject to annual increases of 5%; (ii) an annual bonus equal to 5% of the "net income" of the Company (as defined in the agreements); and (iii) an annual performance bonus, as determined in the sole discretion of the Board. See "Employment Agreements of Named Executives" herein.

The annual salary payable to Messrs. Liszicasz and Stinson is considerably lower than the amount the Board believed at the time of approval that such executives should receive based upon their critical roles in the development of the Company and its business. This amount was fixed based upon the financial condition of the Company at such time, as well as Messrs. Liszicasz's and Stinson's desire that a significant portion of their future compensation be tied to the future financial performance of the Company. For this reason Messrs. Liszicasz and Stinson each agreed to accept a significantly lower base salary in combination with an annual bonus equal to 5% of the Company's net income, which the Board at that time believed to be reasonable and appropriate based upon the considerations noted above.

PROSPECTIVE COMPENSATION POLICIES

In order for the Company to progress beyond the development stage and to maximize the hydrocarbon revenue-generation potential afforded by the SFD Technology, it is necessary for the Company to attract superior executives and key specialists, such as geologists, geophysicists and technical analysts, with the level of skill, knowledge, effort and responsibility necessary to address the issues and strategies unique to the Company and its technology. In order to attract and retain such executives and key specialists, the Company's executive compensation program is designed to: (i) to reward individual results and to induce loyalty in the short and intermediate term by recognizing performance through base salary and annual bonuses; and (ii) in the longer term, to reward individual results, induce long-term loyalty, and link the interests of such executives and key specialists with those of stockholders by encouraging stock ownership in the Company through the grant of options tied to continued employment.

The initial amount of base salary to be paid to executive officers and key specialists will be the amount, as determined by the Committee at such time to be necessary to attract and retain executives with the requisite superior abilities to both perform their executive and specialist functions and, given the developing nature of the business, to provide support for the other executives and specialists. The determination of which executive officers and key specialists should receive a bonus and/or grant of stock options, and what the amount of the bonus and/or stock options should be, will be based upon a subjective analysis of the executive's or specialist's level of responsibility, performance of duties, and contribution toward the success of the Company, and will take into consideration other types and amounts of performance based compensation paid to them. Most stock options granted will be subject to vesting conditions based on continued employment, which the Compensation Committee believes will create a more productive workforce by: (i) acting as an inducement for long-term employment with the Company, thereby lending stability to the Company's employee base and preserving the confidentiality of its proprietary information and systems; and (ii) encouraging more long-term productivity by the Company's employees as they see their efforts translate into greater share value.

The Company's prospective practice in determining compensation for executives and key specialists will be for the Chief Executive Officer and/or President to make a recommendation to the Compensation Committee with respect to all executive officers and key specialists other than themselves, and for the Compensation Committee, in turn, to evaluate such recommendation and to make its own recommendation to the Board for its determination. Recommendations with respect to the Chief Executive Officer and President will initially be made by the Compensation Committee, and tendered to the Board for its determination.

SECTION 162(m) OF THE INTERNAL REVENUE CODE

The Compensation Committee has not formulated a policy in qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, and does not foresee the necessity of doing so in the near future. Should limitations on the deductibility of compensation become a material issue, the Compensation Committee will, at such time, determine whether such a policy should be implemented, either in general or with respect to specific executives.


                                    THE COMPENSATION COMMITTEE

                                         Lorne W. Carson

                                         K. Rick Turner




                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 31, 1997, each of Messrs. Liszicasz and Stinson loaned the Company US $500,000, pursuant to the terms of unsecured convertible promissory notes (the "Convertible Notes"). In accordance with the terms of the Convertible Notes, the Company elected to exercise a conversion of the indebtedness thereunder at a conversion rate of one share of Common Stock for each $2.72 of indebtedness. As a result, each of Messrs. Liszicasz and Stinson received 205,882 shares of Common Stock in full satisfaction of his Convertible Note.

In April of 1998, the Company (i) entered into a Joint Exploration and Development Agreement (the "CamWest Agreement") with CamWest Limited Partnership, an Arkansas limited partnership ("CamWest"), as such transactions is more particularly described below, and (ii) concurrently sold to CamWest's affiliate, SFD Investment LLC ("SFD Investment"), 800,000 shares of the Series A Preferred Stock and 200,000 warrants (the "Warrants") to purchase the Common Stock. Each of CamWest and SFD Investment are affiliates of Stephens Group, Inc., a private company headquartered in Little Rock Arkansas which invests primarily in media, telecommunications, energy and investment banking companies. Mr. Jon E.M. Jacoby, who is a director of Stephens Group, Inc., and Mr. K. Rick Turner, who is a Vice President of Stephens Group, Inc., were appointed as the Mandatory Series A and Additional Series A Directors of the Company, respectively, by reason of the Company's agreement with SFD Investment. Messrs. Jacoby and Turner are each directors and vice presidents of CamWest, Inc. (the corporate general partner of CamWest), and managers of SFD Investment.

Messrs. Jacoby and Turner, through their respective 8.33% and 1.133% membership interests in SFD Investment, indirectly hold 62,667 and 9,066 shares, respectively, of the Series A Preferred Stock, and 16,167 and 2,267 Warrants, respectively.

Each share of Series A Preferred Stock (i) is convertible into one share of Common Stock; (ii) may be redeemed by the Company at $7.50 per share commencing two years following the date of issuance; and (iii) has a $7.50 liquidation preference. The Series A Preferred Stock does not have a dividend preference, although such shares shall, under certain circumstances, participate in dividends on the same basis as if they had been converted into Common Stock. Each Warrant entitles the holder to purchase one share of Common Stock, at an exercise price of $7.50 per share (subject to certain adjustments), from the date of issuance of the Warrant until two years after such date.

The CamWest Agreement has a term of four years commencing on the date upon which the parties first identify five mutually acceptable exploratory prospects, and may be extended thereafter by mutual agreement. Under the CamWest Agreement, the Company has granted to CamWest the exclusive rights to SFD surveys in certain "exclusive areas" to be identified by CamWest; provided, however, that such areas (i) must not be within Canada; (ii) must be identified in segments of at least 2,400 square miles in size; and (iii) cannot exceed an aggregate of 1,000,000 square miles within the United States, and an additional 1,000,000 square miles outside of the United States and Canada.

Once a prospect identified by the SFD has been accepted by CamWest as an exploratory prospect, the Company will have an initial working interest participation in the prospect of 45%. However, under the CamWest Agreement, the Company may elect (i) to retain its entire 45% working interest in the prospect;
(ii) to participate at a percentage level ranging from 1% up to 45% (the "Participation Percentage"); or (iii) to convert the interest to a gross overriding royalty interest. If the Company does nothing, or makes an election to participate at less than 45%, the Company will bear 45%, or the Participation Percentage, of all land acquisition costs, and CamWest will bear the remainder of such costs. If the Company elects to receive a sliding scale gross overriding royalty from all wells on the exploratory prospect, the royalty percentage will be from 5% (if production is less than 1,000 barrels per month of crude oil) or 8% (if production is more than 1,000 barrels per month) of CamWest's net revenue interest.

If the Company retains or elects to participate through a working interest on an exploratory prospect, it must pay the Participation Percentage of the acquisition costs of the petroleum or natural gas rights, as well as the same percentage of the costs of drilling all wells and other development costs, and CamWest will pay the balance of such costs. Where the Company has elected the working interest, the Company will receive the Participation Percentage of revenues from the production of petroleum substances from the applicable exploratory prospect, and CamWest will receive the remainder of such revenues.

Mr. Lorne W. Carson, a current director and a director-nominee, is a member of a law firm which rendered legal services to the Company during fiscal 1997 (Bennett Jones Verchere). Legal fees paid by the Company to Bennett Jones Verchere did not exceed 5% of such firm's gross revenues.

       COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT

The Company did not register its Common Stock under Section 12 of the Securities and Exchange Act of 1934, as amended, until August 28, 1998, at which time the Company's Registration Statement on Form 10 (Amendment No. 1), which the Company initially voluntarily filed on June 29, 1998, became effective. For this reason none of the Company's directors, executive officers and persons owning more than 10% of the Common Stock during calendar 1997 were required to file with the Securities and Exchange Commission, with respect to such year, reports of ownership and changes in ownership of the Common Stock pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

Any proposals of security holders which are intended to be presented at the Annual Meeting of the Company to be held in 1999 must be received by the Company at its principal executive offices no later than March 1, 1999, in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

PROXY FOR HOLDERS OF COMMON STOCK              PROXY FOR HOLDERS OF COMMON STOCK


                        PINNACLE OIL INTERNATIONAL, INC.
               ANNUAL MEETING OF STOCKHOLDERS  SEPTEMBER 29, 1998


The undersigned hereby appoints GEORGE LISZICASZ and R. DIRK STINSON and each of them (with full power to act without the other) the true and lawful proxies of the undersigned, each having full power to substitute, to represent the undersigned and to vote all shares of Common Stock, par value $0.001 (the "Common Stock") of PINNACLE OIL INTERNATIONAL, INC. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Sandman Hotel, 888 7th Avenue SW, Calgary, Alberta, Canada T2P 3J2, on Tuesday, September 29, 1998, at the hour of 10:00 a.m., prevailing local time, or any postponed or adjourned meetings thereof.


     1.   FOR [_]      WITHHOLD [_]   the election of the following nominees
          in the Notice of Annual Meeting of Stockholders and Proxy Statement as the four Non-Series A Directors of the Company:



          George Liszicasz  R. Dirk Stinson  Lorne W. Carson  Dennis R. Hunter


     2.   FOR [_]      WITHHOLD [_]   the ratification of the appointment of
          Deloitte & Touche as the Company's independent auditors for the fiscal year ended December 31, 1998

     3. Upon all such other matters that may properly be brought before such Annual Meeting of Stockholders for vote by the holders of Common Stock, or any postponements or adjournments thereof, as to which the undersigned hereby confers discretionary authority upon said proxies.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. UNLESS DIRECTION IS GIVEN TO WITHHOLD AUTHORITY FOR THE AFORESAID DIRECTOR NOMINEES OR ANY OF THEM, THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE AFORESAID DIRECTOR NOMINEES TO SERVE AS
               ---
THE FOUR NON-SERIES A DIRECTORS ON THE COMPANY'S BOARD OF DIRECTORS. THE UNDERSIGNED MAY WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY OF THE AFORESAID DIRECTOR NOMINEES BY LINING THROUGH HIS OR HER NAME ABOVE. SIMILARLY, UNLESS DIRECTION IS GIVEN TO WITHHOLD AUTHORITY FOR THE RATIFICATION OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS, THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE RATIFICATION OF DELOITTE &
                                         ---
TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1998.

All other proxies heretofore given by the undersigned to vote shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at said Annual Meeting of Stockholders or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof.

NOTE: PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR ON YOUR SHARES. IF SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, GUARDIAN OR TRUSTEE, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER OR OFFICERS, AFFIX CORPORATE SEAL AND ATTACH A CERTIFIED COPY OF RESOLUTION OR BYLAWS EVIDENCING AUTHORITY.


                                                  ________________________
                                                           (Date)

                                                  _________________________
                                                           (Signature)

                                                  _________________________
                                                           (Signature)

PROXY FOR HOLDERS OF PREFERRED STOCK       PROXY FOR HOLDERS OF PREFERRED STOCK


                        PINNACLE OIL INTERNATIONAL, INC.
               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 29, 1998


The undersigned hereby appoints GEORGE LISZICASZ and R. DIRK STINSON and each of them (with full power to act without the other) the true and lawful proxies of the undersigned, each having full power to substitute, to represent the undersigned and to vote all shares of Series A Convertible Preferred Stock, par value $0.001 (the "Preferred Stock") of PINNACLE OIL INTERNATIONAL, INC. (the `Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Sandman Hotel, 888 7th Avenue SW, Calgary, Alberta, Canada T2P 3J2, on Tuesday, September 29, 1998, at the hour of 10:00 a.m., prevailing local time, or any postponed or adjourned meetings thereof.


     1.   FOR [_]   WITHHOLD [_]   the election of the following nominee in the
          Notice of Annual Meeting of Stockholders and Proxy Statement as the Mandatory Series A Director of the Company:



                                Jon E.M. Jacoby


     2.   FOR [_]   WITHHOLD [_]   the election of the following nominee in
          the Notice of Annual Meeting of Stockholders and Proxy Statement as the Additional Series A Director of the Company:



                                 K. Rick Turner


     3. Upon all such other matters that may properly be brought before such Annual Meeting of Stockholders for vote by the holders of Series A Preferred Stock, or any postponements or adjournments thereof, as to which the undersigned hereby confers discretionary authority upon said proxies.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. UNLESS DIRECTION IS GIVEN TO WITHHOLD AUTHORITY FOR THE AFORESAID DIRECTOR NOMINEES OR ANY OF THEM, THE SHARES OF PREFERRED STOCK REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE AFORESAID DIRECTOR NOMINEES TO SERVE AS
               ---
THE MANDATORY SERIES A DIRECTOR AND/OR ADDITIONAL SERIES A DIRECTOR, AS THE CASE MAY BE, ON THE COMPANY'S BOARD OF DIRECTORS. THE UNDERSIGNED MAY WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY OF THE AFORESAID DIRECTOR NOMINEES BY LINING THROUGH HIS OR HER NAME ABOVE.

All other proxies heretofore given by the undersigned to vote shares of Preferred Stock of the Company which the undersigned would be entitled to vote if personally present at said Annual Meeting of Stockholders or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof.

NOTE: PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR ON YOUR SHARES. IF SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, GUARDIAN OR TRUSTEE, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER OR OFFICERS, AFFIX CORPORATE SEAL AND ATTACH A CERTIFIED COPY OF RESOLUTION OR BYLAWS EVIDENCING AUTHORITY.


                                                ________________________
                                                        (Date)

                                                _________________________
                                                      (Signature)

                                                _________________________
                                                      (Signature)